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EXHIBIT 23.2
                         CONRAD C. LYSIAK
                  Attorney and Counselor at Law
                      601 West First Avenue
                            Suite 503
                   Spokane, Washington   99201
                          (509) 624-1475
                       FAX: (509) 747-1770


                            CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement to be filed with the Securities and Exchange Commission as attorney for the Issuer, Exhaust Technologies, Inc.

          DATED this 22nd day of February, 2000.

                              Yours truly,



                              Conrad C. Lysiak